UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 24, 2009
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Paychex, Inc.’s (the “Company’s”) press release dated June 24, 2009, which reports the Company’s financial results for its fiscal year ended May 31, 2009 (“fiscal 2009”), is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).
In addition, a preliminary version of the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), which reviews the Company’s results of operations for each of the three years ended May 31, 2009, 2008, and 2007, and its financial condition as of May 31, 2009, is furnished as Exhibit 99.2 to this Form 8-K.
The MD&A furnished herewith is preliminary and is not a complete discussion and analysis intended to satisfy the requirements of Item 303 of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”). The Company expects to file its fiscal 2009 Annual Report on Form 10-K (“Form 10-K”) with the SEC within 60 days following its May 31, 2009 fiscal year-end. The fiscal 2009 Form 10-K will contain a complete set of audited Consolidated Financial Statements, Notes to Consolidated Financial Statements, and final MD&A that will satisfy the requirements of Item 303 of Regulation S-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits relating to Item 2.02 of this Form 8-K are furnished herewith:

Exhibit 99.1	Press Release of Paychex, Inc. dated June 24, 2009.

Exhibit 99.2	Paychex, Inc. Preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: June 24, 2009	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: June 24, 2009	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer, and Secretary

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